Exhibit 99.1

Lincoln Educational Services Announces New $40 Million
Revolving Credit Facility Increasing Capital Resource Flexibility

PARSIPPANY, N.J., February 23, 2024 – Lincoln Educational Services Corporation (Nasdaq: LINC) today announced that it has entered into a $40 million revolving credit facility with Fifth Third Bank. The credit agreement, which has a term of 36 months and matures on February 16, 2027, is for an aggregate principal amount of $40 million, including a $10 million sublimit for letters of credit and an additional accordion option to upsize the credit facility by an additional $20 million upon satisfaction of certain terms and conditions. The proceeds may be used for working capital, general corporate purposes and to support the Company’s strategic growth initiatives, including program and campus expansions.

“This new revolving credit facility, complemented with an already robust balance sheet, enhances additional financial resources to execute our near- and longer-term growth initiatives,” commented Scott Shaw, Lincoln’s President & CEO. “We remain committed to our students and the proceeds from this credit facility will allow Lincoln greater financial flexibility to continue delivering positive student experiences.  With $80 million in cash, no debt and a new credit facility providing up to $60 million of additional liquidity with the potential accordion option, Lincoln’s financial position is very strong allowing us to create long lasting benefits to our students, our graduates, our instructors, our corporate partners, and increasing returns to our shareholders”.

Additional information regarding the terms of the new credit facility are contained in a Form 8-K filed with the SEC.

ABOUT LINCOLN EDUCATIONAL SERVICES CORPORATION

Lincoln Educational Services Corporation is a leading provider of diversified career-oriented post-secondary education helping to provide solutions to America’s skills gap. Lincoln offers career-oriented programs to recent high school graduates and working adults in five principal areas of study: automotive technology, health sciences, skilled trades, business and information technology, and hospitality services. Lincoln has provided the workforce with skilled technicians since its inception in 1946 and currently operates 22 campuses in 13 states under 4 brands: Lincoln College of Technology, Lincoln Technical Institute, Lincoln Culinary Institute, and Euphoria Institute of Beauty Arts and Sciences. For more information, please go to www.lincolntech.edu.

FORWARD-LOOKING STATEMENTS
Statements in this press release and in oral statements made from time to time by representatives of Lincoln Educational Services Corporation regarding Lincoln’s business that are not historical facts, including those made in a conference call, may be “forward-looking statements” as that term is defined in the federal securities law. The words “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.  Generally, these statements relate to business plans or strategies and projections involving anticipated revenues, earnings, or other aspects of the Company’s operating results. Such forward-looking statements include the Company’s current belief that it is taking appropriate steps regarding the pandemic and that student growth will continue. The Company cautions you that these statements concern current expectations about the Company’s future performance or events and are subject to a number of uncertainties, risks, and other influences, many of which are beyond the Company’s control, that may influence the accuracy of the statements and the projects upon which the statements are based including, without limitation, impacts related to the COVID-19 pandemic or other epidemics or pandemics; our failure to comply with the extensive regulatory framework applicable to our industry or our failure to obtain timely regulatory approvals in connection with acquisitions or a change of control of our Company; our success in updating and expanding the content of existing programs and developing new programs for our students in a cost-effective manner or on a timely basis; risks associated with changes in applicable federal laws and regulations; uncertainties regarding our ability to comply with federal laws and regulations, such as the 90/10 rule and prescribed cohort default rates; risks associated with the opening of new campuses; risks associated with integration of acquired schools; industry competition; our ability to execute our growth strategies; conditions and trends in our industry; general economic conditions; and other factors discussed in the “Risk Factors” section of our Annual Reports and Quarterly Reports filed with the Securities and Exchange Commission.  All forward-looking statements are qualified in their entirety by this cautionary statement, and Lincoln undertakes no obligation to publicly revise or update any forward-looking statements, whether as a result of new information, future events or otherwise after the date hereof.